UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2006

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana 70170
(Address of principal executive offices)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 19, 2006, Energy Partners, Ltd. (the “Company”) announced that David R. Looney, the Company’s Chief Financial Officer, had informed the Company of his decision to resign, effective May 2, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report.

Also on April 19, 2006, the Company named Joseph H. LeBlanc, Jr., the Company’s treasurer, as its principal financial officer.

Mr. Leblanc, age 45, joined the Company in March 2000 as its director of finance and planning, a position he held through March 2006. He was also appointed as its assistant treasurer in November 2000 and, upon the retirement of the Company’s treasurer at the end of March 2006, he was appointed to that position. Mr. LeBlanc has more than 20 years of experience in the energy industry, having previously held various positions with McMoran Exploration Company and The Louisiana Land and Exploration Company, independent oil and natural gas exploration companies, and Shell Oil Company, including positions involving finance, business development, commodities trading and risk, planning and internal audit.

Item 9.01. Financial Statements and Exhibits.

Exhibit. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2006
ENERGY PARTNERS, LTD. By: /s/ John H. Peper John H. Peper Executive Vice President, General Counsel and Corporate Secretary

For Immediate Release To: Analysts, Financial Community, Media	For Information Contact: T.J. Thom (504) 799-4830 Charles A. Meade (504) 799-4814 Al Petrie (504) 799-1953

EPL Announces Departure of David Looney as Chief Financial Officer

New Orleans, Louisiana, April 19, 2006…Energy Partners, Ltd. ("EPL") (NYSE:EPL) today announced David Looney, Executive Vice President and Chief Financial Officer, has submitted his resignation in order to pursue professional opportunities in Houston, where his family has remained since Katrina.

The Company also said that Joseph LeBlanc, who was recently appointed as the Company’s Treasurer, was named its Principal Financial Officer, T.J. Thom was recently named its Director of Investor Relations, and Dina Bracci Riviere will continue to serve as its Controller and Principal Accounting Officer.

Founded in 1998, EPL is an independent oil and natural gas exploration and production company based in New Orleans, Louisiana. The Company’s operations are focused along the U. S. Gulf Coast, both onshore in south Louisiana and offshore in the Gulf of Mexico.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, believes or anticipates may or will occur in the future, are “forward-looking statements” under U. S. securities laws. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in our Annual Report on Form 10-K for fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance or an assurance that the Company’s current assumptions and projections are valid. Actual results may differ materially from those projected.

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